Exhibit 10.9

Execution Version

FIRST LIEN AMENDMENT NO. 8, dated as of September 15, 2017 (this “First Lien Amendment No. 8”) to the First Lien Credit Agreement (as defined below), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” and/or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), the 2022 Revolving Credit Lenders (as defined below), each in its capacity as such and, if applicable, as an L/C Issuer, and UBS AG, STAMFORD BRANCH, in its capacity as Administrative Agent and Swing Line Lender and, for purposes of Sections 4, 8, 9, 10, 11, 12 and 13 hereof only, each of the other Loan Parties party as of the date hereof. Capitalized terms used in this First Lien Amendment No. 8 that are not defined herein shall have the meanings assigned to such terms in the First Lien Credit Agreement (as such First Lien Credit Agreement is to be amended by this First Lien Amendment No. 8 as set forth in Exhibit C hereto).

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders (as defined in the First Lien Credit Agreement) have extended credit to the Borrowers.

B. Pursuant to Section 2.16(b) of the First Lien Credit Agreement, the Borrower Representative hereby notifies the Administrative Agent and the Revolving Credit Lenders of the Current Revolving Credit Class (it being understood that the provision of a draft of this First Lien Amendment No. 8 to the Administrative Agent and the Lenders under the Current Revolving Credit Class prior to the First Lien Amendment No. 8 Effective Date shall constitute the Revolving Credit Extension Request relating to the extension of some or all of the Revolving Credit Commitments of the Current Revolving Credit Class contemplated by this First Lien Amendment No. 8) that it is requesting that each 2022 Revolving Credit Lender provide 2022 Revolving Credit Commitments in an aggregate principal amount equal to such 2022 Revolving Credit Lender’s Existing Revolving Credit Commitments under the Current Revolving Credit Class in effect immediately prior to giving effect to the First Lien Amendment No. 8 Effective Date on the terms set forth in this First Lien Amendment No. 8. By its signature hereof but subject to the satisfaction of the conditions set forth in Section 5 hereof, each 2022 Revolving Credit Lender hereby agrees to (and hereby notifies the Administrative Agent of its agreement to) exchange all of its Revolving Credit Commitments of the Current Revolving Credit Class for 2022 Revolving Credit Commitments.

C. This First Lien Amendment No. 8 constitutes an “Extension Amendment” within the meaning of Section 2.16(d) of the First Lien Credit Agreement and as such may make such amendments to the First Lien Credit Agreement as are permitted to be made by an Extension Amendment under the provisions of such Section 2.16(d).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 8 shall have the same meanings specified in the First Lien Credit Agreement. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Extension Amendment.

(a) This First Lien Amendment No. 8 constitutes a “Loan Document”.

(b) Subject to the terms and conditions set forth herein, (i) each Revolving Credit Lender in its capacity as a Revolving Credit Lender of the Current Revolving Credit Class and identified as a “2022 Revolving Credit Lender” on the signature pages hereto agrees that it has made an Extension Election to have all of its existing Revolving Credit Commitments exchanged for 2022 Revolving Credit Commitments and (ii) each other Revolving Credit Lender of the Current Revolving Credit Class shall be deemed to have made an Extension Election to not exchange its Revolving Credit Commitments for 2022 Revolving Credit Commitments with respect to its existing Revolving Credit Commitments and shall hold 2019 Revolving Credit Commitments. From and after the establishment thereof, the 2022 Revolving Credit Commitments shall have terms and provisions identical to the Revolving Credit Commitments outstanding under the First Lien Credit Agreement immediately prior to the First Lien Amendment No. 8 Effective Date, except as set forth in this First Lien Amendment No. 8.

(c) The First Lien Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed copy of the First Lien Credit Agreement as amended by this First Lien Amendment No. 8 attached as Exhibit C hereto.

(d) The Revolving Credit Commitment portion of Schedule 2.01 of the First Lien Credit Agreement is set forth hereto as Schedule C, reflecting the 2019 Revolving Credit Commitments and the 2022 Revolving Credit Commitments.

SECTION 3. [Reserved].

SECTION 4. Acknowledgments and Reaffirmation. Each Loan Party hereunder hereby expressly acknowledges and agrees to the terms of this First Lien Amendment No. 8 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in this First Lien Amendment No. 8 and each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Lien Amendment No. 8 and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the 2019 Revolving Credit Commitments and the 2022 Revolving Credit Commitments and its grant of Liens on the Collateral to secure the

Obligations (including, without limitation, the Obligations with respect to the 2019 Revolving Credit Commitments and the 2022 Revolving Credit Commitments)) pursuant to the Loan Documents; provided that no Loan Party makes any representation or warranty on the First Lien Amendment No. 8 Effective Date as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent such pledge or perfection is required pursuant to Schedule B on the First Lien Amendment No. 8 Effective Date until so required pursuant to Schedule B. The parties hereto acknowledge and agree that the amendment of the First Lien Credit Agreement pursuant to this First Lien Amendment No. 8 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the First Lien Credit Agreement and the other Loan Documents as in effect prior to the First Lien Amendment No. 8 Effective Date.

SECTION 5. Conditions to Effectiveness. This First Lien Amendment No. 8 shall become effective (the “First Lien Amendment No. 8 Effective Date”) on the date when:

(a) the Administrative Agent (or its counsel) receives the following on or before the First Lien Amendment No. 8 Effective Date, each properly executed and delivered:

(i) (A) from each Loan Party organized in the United States, United Kingdom, Australia, Luxembourg, the Netherlands, Ireland, the British Virgin Islands and the Cayman Islands, in each case, executed counterparts of this First Lien Amendment No. 8 and (B) from each 2022 Revolving Credit Lender and the Administrative Agent (in its capacity as such), executed counterparts of this First Lien Amendment No. 8;

(ii) each Collateral Document set forth on Schedule A hereto, duly executed by each applicable Loan Party;

(iii) [Reserved];

(iv) certificates of good standing (to the extent such concept exists) from the secretary of state of the state of organization of each Loan Party (or any immediate predecessor thereof) (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Lien Amendment No. 8 and the other Loan Documents to which such Loan Party is to become a party on the First Lien Amendment No. 8 Effective Date (and in the case of each Australian Loan Party, resolving that (A) it is in its best interests to execute this First Lien Amendment No. 8 and, to the extent applicable, the other Loan Documents to which it will be a party on the First Lien Amendment No. 8 Effective Date, (B) its execution of any such document and the performance of its obligations under them does not and will not cause it to contravene Chapter 2E or Part 2J of the Australian Corporations Act and (C) guaranteeing or securing, as appropriate, any part of the Commitment would not cause any guarantee, security or similar limit binding on that Australian Loan Party to be exceeded);

(v) a customary legal opinion from (A) Cleary, Gottlieb, Steen & Hamilton LLP, New York counsel to the Loan Parties, (B) Young Conway Stargatt & Taylor, LLP, Delaware counsel to certain of the Loan Parties, (C) King & Wood Mallesons, Australian counsel to the Lenders, (D) Allen & Overy LLP, England and Wales counsel to the Lenders and (E) Allen & Gledhill LLP, Singapore counsel to the Lenders;

(vi) [Reserved];

(vii) [Reserved]; and

(viii) an officer’s certificate dated the First Lien Amendment No. 8 Effective Date from a Responsible Officer of the Borrower Representative substantially in the form of Exhibit A hereto.

(b) the Administrative Agent shall have received, at least three (3) Business Days prior to the First Lien Amendment No. 8 Effective Date, all documentation and other information about Holdings and the Borrowers required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT that has been requested in writing at least ten (10) Business Days prior to the First Lien Amendment No. 8 Effective Date;

(c) the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the First Lien Amendment No. 8 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d) no Default shall exist, or would result from the transactions contemplated by this First Lien Amendment No. 8;

(e) to the extent invoiced at least two (2) Business Days prior to the First Lien Amendment No. 8 Effective Date (except as otherwise reasonably agreed by the Borrower Representative) expenses of the Administrative Agent (including the fees of counsel to the Administrative Agent) shall have been paid; and

(f) the Borrower Representative shall have paid to the Administrative Agent, for the account of each 2022 Revolving Credit Lender, a consent fee (the “Consent Fee”) in an amount equal to 0.20% of the principal amount of each such 2022 Revolving Credit Lender’s Revolving Credit Commitments in effect immediately prior to giving effect to the First Lien Amendment No. 8 Effective Date.

SECTION 6. [Reserved].

SECTION 7. Amendment, Modification and Waiver. This First Lien Amendment No. 8 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 8. Entire Agreement; Post-Effective Date Obligations. This First Lien Amendment No. 8, the First Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this First Lien Amendment No. 8 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 8 is a Loan Document. As promptly as practicable, and in any event within the time periods after the First Lien Amendment No. 8 Effective Date specified in Schedule B hereto or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the First Lien Amendment No. 8 Effective Date, deliver the documents or take the actions specified on Schedule B hereto, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

SECTION 9. GOVERNING LAW. THIS FIRST LIEN AMENDMENT NO. 8 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). THE PROVISIONS OF SECTIONS 10.16 AND 10.17 OF THE FIRST LIEN CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS FIRST LIEN AMENDMENT NO. 8 AND SHALL APPLY HEREIN MUTATIS MUTANDIS.

SECTION 10. Severability. If any provision of this First Lien Amendment No. 8 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 8 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Counterparts. This First Lien Amendment No. 8 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 8 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 8.

SECTION 12. Headings. The headings of this First Lien Amendment No. 8 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. Miscellaneous. The provisions of Sections 10.04, 10.05, 10.09 and 10.23 of the First Lien Credit Agreement are hereby incorporated by reference into this First Lien Amendment No. 8 and shall apply herein mutatis mutandis.

SECTION 14. Post-First Lien Amendment No. 8 Effective Date 2022 Revolving Credit Lender. It is hereby expressly acknowledged and agreed that notwithstanding anything herein to the contrary, from the First Lien Amendment No. 8 Effective Date until December 31, 2017 (or until such later date that may be agreed to by the Administrative Agent in its sole determination (such date as it may be so extended, the “Extension Deadline Date”)), any 2019 Revolving Credit Lender may become a 2022 Revolving Credit Lender (and such Lender’s 2019 Revolving Credit Commitments shall accordingly be deemed automatically exchanged for 2022 Revolving Credit Commitments in accordance with the terms hereof and the First Lien Credit Agreement) upon delivery of an executed signature page to this First Lien Amendment No. 8 to the Administrative Agent and Borrower Representative (subject to payment of the Consent Fee in accordance with Section 5(f) hereof in the amount that would otherwise be payable if such Lender were a 2022 Revolving Credit Lender on the First Lien Amendment No. 8 Effective Date (which Consent Fee may be waived by such prospective 2022 Revolving Credit Lender in its sole discretion)) and (x) the Register and/or the applicable schedules to the First Lien Credit Agreement shall be deemed modified to reflect the foregoing and (y) on the Extension Deadline Date (or shortly thereafter), the Administrative Agent shall make available to the Borrower Representative and the Revolving Credit Lenders the updated Revolving Credit Commitment portion of Schedule 2.01 of the First Lien Credit Agreement reflecting the foregoing.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 8 as of the date first written above.

[Signature Page to the First Lien Amendment No. 8]

Consented and agreed to as of

the date first above written:

UBS AG, STAMFORD BRANCH, as Administrative Agent and Swing Line Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

UBS AG, STAMFORD BRANCH, as a 2022 Revolving Credit Lender and L/C Issuer

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to the First Lien Amendment No. 8]

JPMorgan Chase Bank, N.A., as a 2022 Revolving Credit Lender and L/C Issuer

By:	/s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

[Signature Page to the First Lien Amendment No. 8]

MORGAN STANLEY BANK, N.A., as a 2022 Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 8]

HSBC Bank USA, N.A. , as a 2022 Revolving Credit Lender and L/C Issuer

By:	/s/ Patricia DelGrande
Name: Patricia DelGrande
Title: Managing Director

[Signature Page to the First Lien Amendment No. 8]

ING Capital LLC, as a 2022 Revolving Credit Lender

By:	/s/ Keith Alexander
Name: Keith Alexander
Title: Managing Director

By:	/s/ Cliff Beltzer
Name: Cliff Beltzer
Title: Vice President

[Signature Page to the First Lien Amendment No. 8]

Mizuho Bank, Ltd., as a 2022 Revolving Credit Lender and L/C Issuer

By:	/s/ James Fayen
Name: James Fayen
Title: Managing Director

[Signature Page to the First Lien Amendment No. 8]

Bank of America, N.A., as a 2022 Revolving Credit Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to the First Lien Amendment No. 8]

Credit Agricole CIB Australia Limited, as a 2022 Revolving Credit Lender and L/C Issuer

By:	/s/ Thibkult Rosset
Name: Thibkult Rosset
Title: MANAGING DIRECTOR

By:	/s/ Jean-Michel Fatovic
Name: Jean-Michel Fatovic
Title: MANAGING DIRECTOR

[Signature Page to the First Lien Amendment No. 8]

Citibank, N.A., as a 2022 Revolving Credit Lender and L/C Issuer1

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

[1]	Please delete the brackets if you are an L/C Issuer

[Signature Page to the First Lien Amendment No. 8]

CREDIT SUISSE AG, Cayman Islands Branch, as a 2022 Revolving Credit Lender and L/C

Issuer

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 8]

DTZ UK GUARANTOR LIMITED,

as Holdings

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 8]

DTZ U.S. BORROWER, LLC,

as the U.S. Borrower and Borrower Representative

By:	/s/ Duncan Palmer
Name: Duncan Palmer
Title: Chief Financial Officer

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed by DTZ AUS HOLDCO PTY

LIMITED ACN 602 106 936 in accordance

with section 127 of the Corporations Act

2001 (Cth) by:

/s/ Michael Hodges	/s/ Brett Soloway
Signature of director	Signature of director/secretary

Michael Hodges	Brett Soloway
Name of director (print)	Name of director/secretary (print)

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed by DTZ AUS BIDCO PTY

LIMITED ACN 169 965 995 in accordance

with section 127 of the Corporations Act

2001 (Cth) by:

/s/ Michael Hodges	/s/ Brett Soloway
Signature of director	Signature of director/secretary

Michael Hodges	Brett Soloway
Name of director (print)	Name of director/secretary (print)

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

DTZ SERVICES, LLC

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

CUSHMAN & WAKEFIELD INTERNATIONAL FINANCE SUBSIDIARY, LLC
CUSHMAN & WAKEFIELD INTERNATIONAL, LLC
CUSHMAN & WAKEFIELD OF ASIA, INC.
CUSHMAN & WAKEFIELD OF NORTH AMERICA, INC.
CUSHMAN & WAKEFIELD OF SOUTH AMERICA, LLC
CUSHMAN & WAKEFIELD OF THE AMERICAS, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W FACILITY SERVICES, INC.

C&W GOVERNMENT SERVICES INC.

By:	/s/ Paul Bedborough
Name: Paul Bedborough
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W SECURE SERVICES INC.

By:	/s/ Roger E. Frischkorn
Name: Roger E. Frischkorn
Title: President, Vice President, Treasurer, and Secretary

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ PARENT, LLC

By:	/s/ Brett White
Name: Brett White
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD PTY LTD ACN 074 196 991

CUSHMAN & WAKEFIELD (QATAR) HOLDINGS PTY LTD ACN 121 037 312

DTZ PROCESS SOLUTIONS PTY LTD ACN 090 608 361

DTZ PROCUREMENT SERVICES PTY LTD ACN 079 452 887

CUSHMAN & WAKEFIELD FM SERVICES PTY LTD ACN 076 203 659

DTZ HR SERVICES PTY LTD ACN 074 593 534

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (ACT) PTY LTD ACN 087 378 569

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (NSW) PTY LTD ACN 087 378 238

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (VIC) PTY LTD ACN 087 378 381

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (QLD) PTY LTD ACN 087 378 649

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (TAS) PTY LTD ACN 087 378 452

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (SA) PTY LTD ACN 087 378 694

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (WA) PTY LTD ACN 087 378 327

CUSHMAN & WAKEFIELD REAL ESTATE SERVICES (NT) PTY LTD ACN 087 378 523

DTZ AUSTRALIA PTY LTD ACN 106 515 931

DTZ AUSTRALIA (NORTH SHORE PROPERTY MANAGEMENT) PTY LTD ACN 091 211 620

DTZ AUSTRALIA (NORTH SHORE AGENCY) PTY LTD ACN 002 972 527

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed for:

CUSHMAN & WAKEFIELD (VALUATIONS) PTY LTD ACN 090 139 076

CUSHMAN & WAKEFIELD AGENCY (QLD) PTY LTD ACN 121 110 763

DTZ DEBENHAM TIE LEUNG AUSTRALASIA PTY LTD ACN 095 036 874

DTZ AUSTRALIA (LEASING) PTY LTD ACN 097 960 337

CUSHMAN & WAKEFIELD AGENCY (VIC) PTY LTD ACN 069 488 866

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the First Lien Amendment No. 8]

With respect onlv to Sections 4, 8, 9, 10, 11, 12 and 13:

Signed for:

CUSHMAN & WAKEFIELD (AUSTRALIA) PTY LTD ACN 125 787 939

CUSHMAN & WAKEFIELD AGENCY (NSW) PTY LIMITED ACN 126 019 574

CUSHMAN & WAKEFIELD (QLD) PTY LTD ACN 157 927 467

CUSHMAN & WAKEFIELD (VIC) PTY LTD ACN 157 927 476

CUSHMAN & WAKEFIELD HOLDING PTY LTD ACN 127 959 522

/s/ Vikas Badhan	/s/ Andrew James Dean
Signature of Witness	Signature of Attorney

Vikas Badhan	Andrew James Dean
Print Name of Witness	Print Name of Attorney

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY NORTHERN CALIFORNIA, INC.

CUSHMAN & WAKEFIELD U.S., INC.

CUSHMAN & WAKEFIELD FIDUCIARY, INC.

CASSIDY TURLEY CALIFORNIA, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD GLOBAL, INC.

CASSIDY TURLEY, INC. (MO)

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CASSIDY TURLEY, L.P.

By:	/s/ Joseph Stettinius, Jr.
Name: Joseph Stettinius, Jr.
Title: Chief Executive Officer

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CAPITAL SERVICES, LLC

CUSHMAN & WAKEFIELD OF ARIZONA, INC.

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.

CUSHMAN & WAKEFIELD OF COLORADO, INC.

CUSHMAN & WAKEFIELD OF CONNECTICUT, INC.

CUSHMAN & WAKEFIELD OF DELAWARE, INC.

CUSHMAN & WAKEFIELD OF FLORIDA, INC.

CUSHMAN & WAKEFIELD OF GEORGIA, INC.

CUSHMAN & WAKEFIELD OF ILLINOIS, INC.

CUSHMAN & WAKEFIELD OF LONG ISLAND, INC.

CUSHMAN & WAKEFIELD OF MARYLAND, INC.

CUSHMAN & WAKEFIELD OF MASSACHUSETTS, INC.

CUSHMAN & WAKEFIELD OF MINNESOTA, INC.

CUSHMAN & WAKEFIELD OF NEVADA, INC.

CUSHMAN & WAKEFIELD OF NEW HAMPSHIRE, INC.

CUSHMAN & WAKEFIELD OF NEW JERSEY, INC.

CUSHMAN & WAKEFIELD OF NORTH CAROLINA, INC.

CUSHMAN & WAKEFIELD OF OHIO, INC.

CUSHMAN & WAKEFIELD OF OREGON, INC.

CUSHMAN & WAKEFIELD OF PENNSYLVANIA, INC.

CUSHMAN & WAKEFIELD OF SAN DIEGO, INC.

CUSHMAN & WAKEFIELD OF TEXAS, INC.

CUSHMAN & WAKEFIELD OF VIRGINIA, INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, D.C., INC.

CUSHMAN & WAKEFIELD OF WASHINGTON, INC.

CUSHMAN & WAKEFIELD REALTY OF BROOKLYN, LLC

CUSHMAN & WAKEFIELD REALTY OF MANHATTAN, LLC

CUSHMAN & WAKEFIELD REALTY OF NEW JERSEY, LLC

CUSHMAN & WAKEFIELD REALTY OF QUEENS, LLC

CUSHMAN & WAKEFIELD REALTY OF THE BRONX, LLC

CUSHMAN WAKEFIELD RETAIL LEASING SERVICES, LLC

CUSHMAN WAKEFIELD, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President and Chief Executive Officer

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD GLOBAL SERVICES, INC.

CUSHMAN & WAKEFIELD REGIONAL, INC.

CUSHMAN & WAKEFIELD WESTERN, INC.

By:	/s/ Nicole Urquhart-Bradley
Name: Nicole Urquhart-Bradley
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK HOLDCO LIMITED

DTZ UK BIDCO LIMITED

DTZ UK BIDCO 2 LIMITED

CASPER UK BIDCO LIMITED

CUSHMAN & WAKEFIELD UK HOLDCO (SINGAPORE) LIMITED

CUSHMAN & WAKEFIELD UK EUR HOLDCO LIMITED

CUSHMAN & WAKEFIELD UK USD HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ WORLDWIDE LIMITED

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No.8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DRONE HOLDINGS (CAYMAN) LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US HOLDINGS, LLC

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Vice President and Secretary

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ US NEWCO, INC.
DTZ US HOLDCO, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W GROUP, INC.

By:	/s/ Tod Lickerman
Name: Tod Lickerman
Title: President

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ EUROPE LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ CORPORATE FINANCE LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD DEBENHAM TIE LEUNG LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CANTIUM ESTATES LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

HODNETT MARTIN SMITH LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD INTERNATIONAL LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INDIA LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ SERVICES (EUROPE) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ MANAGEMENT SERVICES LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IM (SPFS) LIMITED

By:	/s/ Steven Watts
Name: Steven Watts
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DT&C LIMITED

By:	/s/ Parimal Patel
Name: Parimal Patel
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, I0, II, 12 and 13:

DTZ INVESTORS LIMITED

By:	/s/ Christopher Cooper
Name: Christopher Cooper
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ UK NEWCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ IRISH FINCO LIMITED

By:	/s/ Brendon Byrne
Name: Brendon Byrne
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DUTCH HOLDINGS B.V.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD INDUSTRIAL DUTCH HOLDINGS B.V.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD LUXEMBOURG HOLDINGS S.A R.L., a private limited liability company (société à responsabilite limitée) incorporate under the laws of Luxembourg, having its registered office at 287-289, route d’Arlon and registered with the Luxembourg trade and companies register under number B 162.686.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN &	WAKEFIELD (U.K.) LTD.
CUSHMAN &	WAKEFIELD (EMEA) LIMITED
CUSHMAN &	WAKEFIELD (U.K.) SERVICES LIMITED
CUSHMAN &	WAKEFIELD (WARWICK COURT) LIMITED
CUSHMAN &	WAKEFIELD FACILITIES MANAGEMENT TRADING LIMITED
CUSHMAN &	WAKEFIELD FACILITIES MANAGEMENT LIMITED
CUSHMAN &	WAKEFIELD GLOBAL HOLDCO LIMITED
CUSHMAN &	WAKEFIELD RESIDENTIAL LIMITED
CUSHMAN &	WAKEFIELD SITE SERVICES LIMITED
CUSHMAN &	WAKEFIELD SPAIN LIMITED

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD CORPORATE FINANCE LIMITED

By:	/s/ Neil Kay
Name: Neil Kay
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD U.K. LIMITED PARTNERSHIP

By: CUSHMAN & WAKFIELD GLOBAL HOLDCO LIMITED, its General Partner

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACILITIES MANAGEMENT HOLDCO LIMITED

By:	/s/ Brett Soloway
Name: Brett Soloway
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFLELD OF ASIA HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD FACHLITIES MANAGEMENT TRADING HOLDCO LIMITED

By:	/s/ Michael Hodges
Name : Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD BVI HOLDCO LIMITED

By:	/s/ Michael Hodges
Name : Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD HOLDCO LIMITED

By:	/s/ Michael Hodges
Name : Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFLELD SITE SERVICES HOLDCO LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFLELD OF ASIA LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (BVI), INC.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W SERVICES (S) PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W SERVICES OPERATIONS PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

C&W SERVICES TOWNSHIP PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ ASIA PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ INVESTMENTS PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ TECHNOLOGIES PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

E2E ASSET MANAGEMENT PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

ESMACO VALUERS & PROPERTY AGENTS PTE LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

LANDART PTE LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

PREMAS VALUERS & PROPERTY CONSULTANTS PTE. LTD.

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

RESMA PROPERTY SERVICES PTE LTD

By:	/s/ Jun Sochi
Name: Jun Sochi
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

DTZ DRONE SINGAPORE PTE. LTD.

By:	/s/ Rajeev Ruparelia
Name: Rajeev Ruparelia
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD LUXEMBOURG HOLDINGS S.A R.L.

By:	/s/ Sunita Kaushal
Name: Sunita Kaushal
Title: Manager A

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD VHS PTE LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD SINGAPORE HOLDINGS PTE LIMITED

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

With respect only to Sections 4, 8, 9, 10, 11, 12 and 13:

CUSHMAN & WAKEFIELD (S) PTE LTD.

By:	/s/ Michael Hodges
Name: Michael Hodges
Title: Director

[Signature Page to the First Lien Amendment No. 8]

SCHEDULE A

Collateral Documents

Collateral Documents

•	English Security Reaffirmation Deed by and among (A) each Loan Party that is organized in England and Wales and (B) DTZ US Holdings LLC, DTZ US Holdco, Inc., DTZ Pty Limited, Cushman & Wakefield Luxembourg Holdings S.à r.l., Cushman & Wakefield, Inc., Cushman & Wakefield of Asia Limited and the Collateral Agent.

•	Singaporean confirmation deed by and among Drone Holdings (Cayman), Ltd., DTZ UK Holdco Limited, DTZ Worldwide Limited and the Collateral Agent, in respect of the:

•	Singaporean Share Charges by and between Drone Holdings (Cayman), Ltd. and the Collateral Agent in respect of the shares in C&W Services (S) Pte. Ltd. (formerly known as Cushman & Wakefield Facilities & Engineering (S) Limited) and Cushman & Wakefield (S) Pte Ltd.;

•	Singaporean Share Charge by and between DTZ UK Holdco Limited and the Collateral Agent in respect of the shares of DTZ Drone Singapore Pte. Ltd.; and

•	Singaporean Share Charge by and between DTZ Worldwide Limited and the Collateral Agent in respect of its shares in Cushman & Wakefield Singapore Holdings Pte Limited.

SCHEDULE B

Post-Closing Obligations

Subject to the Collateral and Guarantee Requirement, Holdings shall, or shall cause the applicable Restricted Subsidiaries (including the Borrowers) to, deliver each item to the Administrative Agent or take the actions specified below, as applicable, no later than the corresponding due date for such delivery or action specified below (or such later date as the Administrative Agent reasonably agrees to in writing):

•	within 30 Business Days of the First Lien Amendment No. 8 Effective Date, the Administrative Agent shall have received:

(a)	the Singaporean confirmation deed by and among the Singapore Loan Parties and the Collateral Agent in respect of:

•	the Singaporean Debenture by and between DTZ Drone Singapore Pte. Ltd. and the Collateral Agent;

•	the Singaporean Debenture by and between Cushman & Wakefield (S) Pte Ltd, Cushman & Wakefield Singapore Holdings Pte Limited, Cushman & Wakefield VHS Pte. Ltd. and the Collateral Agent;

•	the Singaporean Share Charge by and between Cushman & Wakefield (S) Pte Ltd and the Collateral Agent in respect of shares of Cushman & Wakefield VHS Pte. Ltd.;

•	the Singaporean Debenture by and between DTZ Asia Pte. Ltd., C&W Services (S) Pte. Ltd., DTZ Investments Pte. Ltd., C&W Services Operations Pte. Ltd., DTZ Technologies Pte. Ltd., C&W Services Township Pte. Ltd., E2E Asset Management Pte. Ltd., ESMACO Valuers & Property Agents Pte Ltd, LandArt Pte Ltd, PREMAS Valuers & Property Consultants Pte. Ltd., RESMA Property Services Pte Ltd and the Collateral Agent;

•	the Singaporean Share Charge (in respect of the shares of DTZ Asia Pte. Ltd, DTZ Investments Pte. Ltd., DTZ Technologies Pte. Ltd., C&W Services Operations Pte. Ltd., E2E Asset Management Pte. Ltd., and PREMAS Valuers & Property Consultants Pte. Ltd.) by and between C&W Services (S) Pte. Ltd. and the Collateral Agent; and

•	the Singaporean Share Charge, (in respect of the shares of C&W Services Township Pte. Ltd., ESMACO Valuers & Property Agents Pte Ltd, LandArt Pte Ltd and RESMA Property Services Pte Ltd) by and between C&W Services Operations Pte. Ltd. and the Collateral Agent;

(b)	a duly executed joinder to the First Lien Amendment No. 8 by the Singapore Loan Parties reaffirming the covenants and agreements contained in each Loan

Document to which it is a party and reaffirming its guarantee of the Obligation; and

(c)	a customary legal opinion from Allen & Gledhill LLP, Singapore counsel to the Secured Parties; and

•	within 20 Business Days of the First Lien Amendment No. 8 Effective Date, the Administrative Agent shall have received, subject to the Guarantee and Security Principles, copies of a recent Lien and judgment search to the extent customary in the applicable jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties;

For purposes of this post-closing obligations schedule:

“Singapore Loan Parties” means DTZ Drone Singapore Pte. Ltd., Cushman & Wakefield (S) Pte Ltd, Cushman & Wakefield Singapore Holdings Pte Limited, Cushman & Wakefield VHS Pte. Ltd., DTZ Technologies Pte. Ltd., DTZ Investments Pte. Ltd., DTZ Asia Pte. Ltd., PREMAS Valuers & Property Consultants Pte. Ltd., C&W Services Operations Pte. Ltd. (formerly known as Cushman & Wakefield Operations Pte. Ltd.), E2E Asset Management Pte. Ltd., C&W Services Township Pte. Ltd. (formerly known as Cushman & Wakefield Township Pte. Ltd.), ESMACO Valuers & Property Agents Pte Ltd, LandArt Pte Ltd, RESMA Property Services Pte Ltd, and C&W Services (S) Pte. Ltd. (formerly known as Cushman & Wakefield Facilities & Engineering (S) Ltd.), provided that the guaranty of such entities has not been released in accordance with the Credit Agreement.

SCHEDULE C

Revolving Credit Commitment portion of Schedule 2.01 of the First Lien Credit

Agreement (as amended by this First Lien Amendment No. 8)

2019 Revolving Credit Commitment (from and after the First Lien Amendment No. 8

Effective Date):

Lender	Pro Rata Share	Commitment

Bank of China Limited, Sydney Branch	38.06221055%	$30,000,000.00

CTBC Bank Co., Ltd., New York Branch	19.03110527%	$15,000,000.00

UBS AG, London Branch	15.15317550%	$11,943,480.38

Security Benefit Life Insurance Company	15.06610517%	$11,874,853.00

Wells Fargo Bank, N.A.	12.68740352%	$10,000,000.00

Total:	100.00%	$ 78,818,333.38

2022 Revolving Credit Commitment (from and after the First Lien Amendment No. 8 Effective Date):
Lender	Pro Rata Share	Commitment

UBS AG, Stamford Branch	17.88209277%	$52,963,480.39

Credit Suisse AG, Cayman Islands Branch	17.51453881%	$51,874,852.95

JPMorgan Chase Bank, N.A.	16.54390042%	$49,000,000.00

Bank of America, N.A.	13.50522484%	$40,000,000.00

Citibank, N.A.	13.50522482%	$39,999,999.95

HSBC Bank, USA, N.A.	5.40293401%	$16,002,500.00

Mizuho Bank, Ltd.	5.40293401%	$16,002,500.00

Credit Agricole CIB Australia Limited	4.84021631%	$14,335,833.33

ING Capital LLC	3.37630621%	$10,000,000.00

A-1

Morgan Stanley Bank, N.A.	2.02662780%	$6,002,500.00

Total:	100.00%	$ 296,181,666.62

A-2

EXHIBIT A

[FORM OF]

OFFICER’S CERTIFICATE

DTZ U.S. Borrower, LLC

September 15, 2017

Pursuant to that certain First Lien Amendment No. 8, dated as of the date hereof (the “First Lien Amendment No. 8”), by and among DTZ UK Guarantor Limited, a limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. Borrower, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS Holdco Pty Limited ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with the U.S. Borrower, the “Borrowers”), each of the other Loan Parties party thereto, the 2022 Revolving Credit Lenders, and UBS AG, Stamford Branch, as Administrative Agent, to the Syndicated Facility Agreement (First Lien), dated as of November 4, 2014, by and among Holdings, the Borrowers, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent (as amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “First Lien Credit Agreement”), with capitalized terms used herein and not otherwise defined having the meaning ascribed to them in the First Lien Credit Agreement, the undersigned hereby certifies, solely in such undersigned’s capacity as a Responsible Officer of the Borrower Representative, and not individually, as follows:

(a)	the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on and as of the First Lien Amendment No. 8 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)	no Default shall exist, or would result from the transactions contemplated by First Lien Amendment No. 8.

[Signature Page Follows]

A-1

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:
Name:
Title:

EXHIBIT B

[Reserved]

EXHIBIT C

The First Lien Credit Agreement (as amended by this First Lien Amendment No. 8)

[See attached]

~~(Conformed Copy Reflecting Amendments 1 through 7)~~

EXHIBIT C

Published CUSIP Numbers:

~~REVOLVER~~2019 REVOLVING CREDIT FACILITY CUSIP: 23340DAF9

2022 REVOLVING CREDIT FACILITY CUSIP: 23340DAK8

TERM FACILITY CUSIP: 23340DAD4

SYNDICATED FACILITY AGREEMENT (FIRST LIEN)

Dated as of November 4, 2014,

as amended by that certain First Lien Amendment No. 1 on August 13, 2015,

as further amended by that certain First Lien Amendment No. 2 on September 1, 2015,

as further amended by that certain First Lien Amendment No. ~~2 on September 1, 2015,as further amended by that~~

~~certain First Lien Amendment No.~~ 3 on December 22, 2015,

as further amended by that certain First Lien Amendment No. 4 on April 28, 2016,

as further amended by that certain First Lien Amendment No. 5 on June 14, 2016,

as further amended by that certain First Lien Amendment No. 6 on November 14, ~~2016 and~~2016,

as further amended by that certain First Lien Amendment No. 7 on November 14, 2016 and as further amended by that certain First Lien Amendment No. 8 on September 15, 2017 among

DTZ UK GUARANTOR LIMITED,

as Holdings,

DTZ U.S. BORROWER, LLC, as the U.S.

Borrower and Borrower Representative,

DTZ AUS HOLDCO PTY LIMITED,

as the Australian Borrower

UBS AG, STAMFORD BRANCH,

as Administrative Agent, Collateral Agent

and Swing Line Lender

and

THE OTHER LENDERS PARTY HERETO

UBS SECURITIES LLC,

as Syndication Agent,

BANK OF AMERICA, N.A.,

as Documentation Agent,

UBS SECURITIES LLC, J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIGROUP GLOBAL MARKETS, INC., CREDIT AGRICOLE CORPORATE AND

INVESTMENT BANK, CREDIT SUISSE SECURITIES (USA) LLC, HSBC SECURITIES (USA) INC., MIZUHO BANK, LTD AND MORGAN STANLEY SENIOR FUNDING, INC. as Joint Lead Arrangers and Joint Lead Bookrunners

SYNDICATED FACILITY AGREEMENT (FIRST LIEN)

This SYNDICATED FACILITY AGREEMENT (FIRST LIEN) (this “Agreement”) is entered into as of November 4, 2014, as amended by First Lien Amendment No. 1 as of August 13, ~~2015 and~~2015, as further amended as of September 1, 2015 by First Lien Amendment No. 2, as further amended as of December 22, 2015 by First Lien Amendment No. 3, as further amended as of April 28, 2016 by First Lien Amendment No. 4, as further amended as of June 14, 2016 by First Lien Amendment No. 5, as further amended as of November 14, 2016 by First Lien Amendment No. 6, as further amended as of November 14, 2016 by First Lien Amendment No. 7 and as further amended as of September 15, 2017 by First Lien Amendment No. 8, among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacities, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

Pursuant to the Share Sale Agreement, Holdings indirectly acquired (the “DTZ Acquisition”) the Equity Interests of each Sale Entity (as defined in the Share Sale Agreement) (the “DTZ Acquired Companies”).

In connection therewith, (a) the Sponsors, the Management Stockholders and any Co-Investors made the DTZ Equity Contribution; (b) the Borrowers obtained an initial aggregate principal amount of $470,000,000 of Initial Term Loans; (c) the Borrowers obtained an initial aggregate principal amount of $280,000,000 of Delayed Draw Term Loans on the Delayed Draw Funding Date; (d) the Borrowers obtained an initial aggregate principal amount of $210,000,000 of Second Lien Term Loans pursuant to the Second Lien Credit Agreement (the “Second Lien Initial Term Loans”); (e) the Borrowers obtained Revolving Credit Commitments under this Agreement in an initial aggregate principal amount of $150,000,000 and obtained Revolving Credit Loans as permitted under this Agreement; and (f) the proceeds of (i) the DTZ Equity Contribution, (ii) the Initial Loans and (iii) the Second Lien Initial Term Loans were used to pay the consideration and other amounts owing in connection with the DTZ Acquisition under the Share Sale Agreement, to repay certain existing indebtedness and hedging obligations of the DTZ Acquired Companies and to pay all fees, costs and expenses incurred in connection with the Transactions and related transactions (including to fund any OID and upfront fees) and to provide working capital. Pursuant to the CT Merger Agreement, the proceeds of the Delayed Draw Term Loans were used by the Borrowers to acquire (the “CT Acquisition”) the Equity Interests of the Acquired Companies (as defined in the CT Merger Agreement) (the “CT Companies”). On the Delayed Draw Funding Date, without further action or consent from the Administrative Agent or the Lenders and as set forth in this Agreement, (i) the aggregate principal amount of Revolving Credit Commitments automatically increased by $50,000,000 and (ii) certain other terms, including without limitation, the dollar “baskets” in the negative covenants and certain ratio-based tests, automatically adjusted to reflect the acquisition of the CT Companies on the Delayed Draw Funding Date.

Pursuant to the C&W Acquisition Agreement, Holdings will indirectly acquire (the “C&W Acquisition”) the Equity Interests of C&W Group, Inc. (“C&W”). In connection therewith, it is intended that (a) the Sponsors, the Management Stockholders and any Co-Investors will make the C&W Equity Contribution on or prior to the First Lien Amendment No. 2 Effective Date; (b) the Borrowers will obtain $1,055,000,000 aggregate principal amount of 2015-1 Incremental Term Loans on the First Lien Amendment No. 2 Effective Date, (c) Borrowers will obtain 2015-1 Converted Term Loans and the 2015-1 Additional Term Loans in connection with the refinancing and replacement of the Initial Term Loans on the First Lien Amendment No. 2 Effective Date; (d) the Borrowers will obtain $250,000,000 aggregate principal amount of Second Lien Term Loans pursuant to the Second Lien Incremental Amendment No. 2 on the First Lien Amendment No. 2 Effective Date (the “2015-2 Second Lien Term Loans”); (e) the Borrowers will obtain $175,000,000 aggregate principal amount of Incremental Revolving Credit Commitments on the First Lien Amendment No. 2 Effective Date (the “2015-1 Revolving Commitment Increase”); and (f) the proceeds of (i) the C&W Equity Contribution, (ii) the 2015-1 Incremental Term Loans and

in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption) pursuant to which such Person becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.14, 2.15 or 2.16). The aggregate amount of the 2015-1 Incremental Term Commitments is $1,055,000,000.

“2015-1 Incremental Term Lender” means a Person holding a 2015-1 Incremental Term Commitment or 2015-1 Incremental Term Loan from time to time.

“2015-1 Incremental Term Loans” has the meaning specified in Section 2.01(d). The 2015-1 Incremental Term Loans constitute Incremental Term Loans but are separately referred to as “2015-1 Incremental Term Loans” as the context requires in this Agreement for purposes of convenience.

“2015-2 Incremental Term Loans” has the meaning assigned in First Lien Amendment No. 3.

“2015-1 Revolving Commitment Increase” has the meaning assigned in the preliminary statements to this Agreement.

“2015-2 Second Lien Term Loans” has the meaning assigned in the preliminary statements to this Agreement.

“2015-1 Term Commitment” a 2015-1 Additional Term Commitment, 2015-1 Converting Term Commitment or a 2015-1 Incremental Term Commitment. The aggregate amount of the 2015-1 Term Commitments is $1,801,250,000.03.

“2015-1 Term Lender” means a Person holding a 2015-1 Term Commitment or 2015-1 Term Loan from time to time.

“2015-1 Term Loan Repricing Transaction” shall mean (i) the prepayment, refinancing, substitution, replacement or conversion of all or a portion of the 2015-1 Term Loans with the incurrence by Holdings, any Borrower or any Subsidiary of any Indebtedness under any credit facilities the primary purpose of which is to reduce the All-In Yield of such Indebtedness relative to the 2015-1 Term Loans so repaid, refinanced, substituted, replaced or converted and (ii) any amendment to this Agreement the primary purpose of which is to reduce the All-In Yield applicable to the 2015-1 Term Loans, excluding, in each case, for avoidance of doubt, any such reductions in connection with a Change of Control, Qualifying IPO, Permitted Investment or Permitted Acquisition.

“2015-1 Term Loans” mean, collectively, the 2015-1 Additional Term Loans, 2015-1 Converted Term Loans and the 2015-1 Incremental Term Loans. For the avoidance of doubt, all of the 2015-1 Term Loans shall constitute one Class hereunder and the 2015-1 Additional Term Loans, 2015-1 Converted Term Loans and the 2015-1 Incremental Term Loans shall not each constitute a separate Class hereunder.

“2016-1 Incremental Term Loans” has the meaning assigned in First Lien Amendment No. 5.

“2016-2 Incremental Term Loans” has the meaning assigned in First Lien Amendment No. 6.

“2019 Revolving Credit Commitments” means, as to any Person, the Revolving Credit Commitments of the Current Revolving Credit Class of such Person that have not been exchanged into 2022 Revolving Credit Commitments, in an aggregate principal amount at any one time outstanding not to exceed the amount specified opposite such Person’s name on Schedule 2.01 under the caption “2019 Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Person becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“2019 Revolving Credit Facility” at any time the aggregate amount of the 2019 Revolving Credit Commitments at such time.

“2019 Revolving Credit Lender” means, at any time, any Lender that has a 2019 Revolving Credit Commitment at such time or, if 2019 Revolving Credit Commitments have terminated, Revolving Credit Exposure in respect of the 2019 Revolving Credit Commitments.

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“2022 Revolving Credit Commitments” means, as to any Person, the Revolving Credit Commitments of the Current Revolving Credit Class of such Person that such Person has elected to exchange into an Extended Revolving Credit Class pursuant to Section 2.16 and First Lien Amendment No. 8, in an aggregate principal amount at any one time outstanding not to exceed the amount specified opposite such Person’s name on Schedule 2.01 under the caption “2022 Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Person becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“2022 Revolving Credit Facility” at any time the aggregate amount of the 2022 Revolving Credit Commitments at such time.

“2022 Revolving Credit Maturity Date” shall mean the earlier of (A) September 15, 2022 and (B) any date that is 91 days before the Maturity Date with respect to any Term Loan (or the maturity date of any Indebtedness that is used to refinance, modify, extend, renew, replace, redeem, repurchase, defease, repay or refund any Term Loan).

“2022 Revolving Credit Lender” means, at any time, any Lender that has a 2022 Revolving Credit Commitment at such time or, if 2022 Revolving Credit Commitments have terminated, Revolving Credit Exposure in respect of the 2022 Revolving Credit Commitments.

“Acceptable Discount” has the meaning specified in Section 2.05(a)(v)(C)(2).

“Acceptable Hedging Counterparty” means any Person who, at the time of entering into the applicable Secured Hedge Agreement, (a) in the ordinary course enters into financial derivative transactions or commodity hedging transactions or provides treasury services or cash management services and (b)(x) has a corporate rating of BBB (stable) or higher by S&P or a corporate family rating of Baa2 (stable) or higher by Moody’s (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if either of such rating agencies is not then in the business of providing such ratings), or (y) whose obligations are supported by collateral, guarantees or letters of credit in a manner consistent with the then prevailing industry practice from Persons that have the ratings described in clause (x) above.

“Acceptable Prepayment Amount” has the meaning specified in Section 2.05(a)(v)(C)(3).

“Acceptance and Prepayment Notice” means a notice of the Borrower Representative’s acceptance of the Acceptable Discount in substantially the form of Exhibit M.

“Acceptance Date” has the meaning specified in Section 2.05(a)(v)(D)(2).

“Additional Lender” means, at any time, any bank, other financial institution or institutional lender or investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Revolving Credit Commitment or Incremental Loan in accordance with Section 2.14, (b) Other Revolving Credit Commitments or Other Loans pursuant to a Refinancing Amendment in accordance with Section 2.15 or (c) Replacement Loans pursuant to Section 10.01; provided that each Additional Lender shall be subject to the approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that any such consent would be required from the Administrative Agent under Section 10.07(b)(iii)(B) for an assignment of Loans to such Additional Lender, and in the case of Incremental Revolving Credit Commitments and Other Revolving Credit Commitments with respect to the Revolving Credit Facility, the Swing Line Lender and L/C Issuer, solely to the extent such consent would be required for any assignment to such Additional Lender.

“Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower Representative and the Lenders.

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(a) (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, at least a majority of the Voting Stock of each Holdings Entity; or

(ii) at any time upon or after the consummation of a Qualifying IPO, (1) any Person (other than a Permitted Holder) or (2) Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 of the Exchange Act), directly or indirectly, of Equity Interests representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of a Holdings Entity and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of such Holdings Entity beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders; unless, in the case of either clause (a)(i) or (a)(ii) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of such Holdings Entity; or

(b) any “Change of Control” (or any comparable term) in any document pertaining to the Second Lien Credit Agreement or any Refinancing Indebtedness of the foregoing or governing Indebtedness owing to any third party for borrowed money the aggregate principal amount of which exceeds the Threshold Amount; or

(c) either Borrower (or any Successor Borrower) ceases to be directly or indirectly wholly owned by any Holdings Entity (or any Successor Holdings).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders have Loans or Commitments with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Term Commitments, Revolving Credit Commitments, 2019 Revolving Credit Commitments, the 2022 Revolving Credit Commitments, Delayed Draw Term Commitments, Incremental Revolving Credit Commitments, Other Revolving Credit Commitments, 2015-1 Term Commitments, Incremental Term Commitments, or Commitments in respect of any Class of Replacement Loans or a Class of Loans to be made pursuant to a given Extension Series or Other Term Loan Commitments of a given Class of Other Loans, in each case not designated part of another existing Class and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term Loans, Revolving Credit Loans under the Initial Revolving Credit Facility, Delayed Draw Term Loans, 2015-1 Term Loans, Incremental Term Loans, Incremental Revolving Loans, Other Revolving Credit Loans, Replacement Loans, Extended Term Loans, Loans made pursuant to Extended Revolving Credit Commitments, or Other Term Loans, in each case not designated part of another existing Class. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have identical terms and conditions shall be construed to be in the same Class. For the avoidance of doubt, each of the 2019 Revolving Credit Commitments and the 2022 Revolving Credit Commitments shall constitute a separate Class, but references to the “Revolving Credit Commitments” as a Class without separately identifying them as 2019 Revolving Credit Commitments or 2022 Revolving Credit Commitments shall refer to both the Class of 2019 Revolving Credit Commitments and the Class of 2022 Revolving Credit Commitments.

“Closing Date” means November 4, 2014.

“Closing Date Material Adverse Effect” means a “Material Adverse Effect” as defined in the Share Sale Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Co-Investors” means (a) any of the assignees, if any, of the equity commitments of the Sponsors who become holders of Equity Interests in Holdings (or any Parent Entity thereof) on the Closing Date in connection case in accordance with the terms of the CT Merger Agreement) as a result of a breach of such representations and warranties.

“Cure Amount” has the meaning specified in Section 8.04(a).

“Cure Expiration Date” has the meaning specified in Section 8.04(a).

“Current Revolving Credit Class” means the Existing Revolving Credit Class of Revolving Credit Commitments of the Lenders that are in effect immediately prior to giving effect to the First Lien Amendment No. 8 Effective Date.

“Customary Intercreditor Agreement” means (a) to the extent executed in connection with the incurrence of secured Indebtedness the Liens on the Collateral securing which are intended to rank equal in priority to the Liens on the Collateral securing the Obligations (but without regard to the control of remedies), at the option of the Borrower Representative and the Administrative Agent acting together in good faith, either (i) any intercreditor agreement substantially in the form of the Equal Priority Intercreditor Agreement or (ii) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower Representative, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank equal in priority to the Liens on the Collateral securing the Obligations (but without regard to the control of remedies) and (b) to the extent executed in connection with the incurrence of secured Indebtedness the Liens on the Collateral securing which are intended to rank junior to the Liens on the Collateral securing the Obligations, at the option of the Borrower Representative and the Administrative Agent acting together in good faith, either (i) an intercreditor agreement substantially in the form of the First Lien/Second Lien Intercreditor Agreement or (ii) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower Representative, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior to the Lien on the Collateral securing the Obligations.

“Deadline” means 5:00 p.m., New York City time on November 5, 2014, or such later date as agreed to in writing by the Administrative Agent and the Borrower Representative.

“Debt Fund Affiliate” means any Affiliate of a Sponsor that is a bona fide diversified debt fund that is not (a) a natural person or (b) Holdings, a Borrower or any Subsidiary of Holdings and that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course; provided that no Sponsor, or investment vehicle managed or advised by a Sponsor, which is not primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course, control, direct, or make investment decisions for such Affiliate.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, judicial management, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.05(b)(iv).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans that are Revolving Credit Loans plus (c) 2.00% per annum; provided that with respect to the outstanding principal amount of any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan (giving effect to Section 2.02(c)) plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as reasonably determined by the Administrative Agent (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative

“Extension” means the establishment of an Extension Series by amending a Loan pursuant to Section 2.16 and the applicable Extension Amendment.

“Extension Amendment” has the meaning specified in Section 2.16(d).

“Extension Election” has the meaning specified in Section 2.16(c).

“Extension Request” means any Term Loan Extension Request or any Revolving Credit Extension Request, as the case may be.

“Extension Series” means any Term Loan Extension Series or a Revolving Credit Extension Series, as the case may be.

“Facility” means the Initial Term Loans, the Delayed Draw Term Facility, the Revolving Credit Facility, the 2019 Revolving Credit Facility, the 2022 Revolving Credit Facility, a given Extension Series of Extended Revolving Credit Commitments, a given Class of Other Term Loans, a given Extension Series of Extended Term Loans, a given Class of Incremental Term Loans, the 2015-1 Term Loans, a given Class of Incremental Revolving Credit Commitments, any Other Revolving Credit Loan (or Commitment) or a given Class of Replacement Loans, as the context may require.

“fair market value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrower Representative in good faith.

“FATCA” means Sections 1471 through 1474 of the Code (as in effect on the date hereof or any amended or successor version thereof to the extent substantively comparable thereto and not materially more onerous to comply with) and any applicable intergovernmental agreement entered into in respect thereof and, in each case, any regulations promulgated thereunder or official interpretations thereof (including an agreement between Holdings or any of its affiliates and the Internal Revenue Service that sets forth the requirements for Holdings or any of its affiliates to be treated as complying with current Section 1471(b) of the Code (or any amended or successor version described above)).

“FCPA” the United States Foreign Corrupt Practices Act of 1977.

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

“Fee Letter” means the Amended and Restated Fee Letter, dated September 19, 2014, by and among UBS AG, Stamford Branch, UBS Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse AG, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, Credit Agricole CIB Australia Limited, HSBC Bank USA, N.A., HSBC Securities (USA) Inc. and Mizuho Bank, Ltd., as amended and in effect from time to time.

“Financial Covenant” has the meaning specified in Section 7.14.

“Financial Officer” means, with respect to a Person, the chief financial officer, accounting officer, treasurer, controller or other senior financial or accounting officer of such Person.

“First Lien Amendment No. 2 Arrangers” means UBS Securities LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citi (as defined below), Credit Agricole Corporate and Investment Bank (acting through such affiliates or branches as it deems appropriate), Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Mizuho Bank, Ltd. and Morgan Stanley Senior Funding, Inc., each in its capacity as a joint lead arranger with respect to the 2015-1 Incremental Term Loans. For purposes of this definition First Lien Amendment No. 2 Arrangers, “Citi” shall mean Citigroup Global Markets, Inc., Citibank, N.A., Citigroup USA, Inc., Citigroup North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services contemplated with respect to the 2015-1 Incremental Term Loans.

“First Lien Amendment No. 1” means Amendment No. 1 to this Agreement dated as of August 13, 2015.

“First Lien Amendment No. 2” means Incremental Amendment No. 2 to this Agreement dated as of September 1, 2015.

“First Lien Amendment No. 2 Effective Date” has the meaning assigned to such term in First Lien Amendment No. 2.

“First Lien Amendment No. 3” means Amendment No. 3 to this Agreement dated December 22, 2015.

“First Lien Amendment No. 3 Arrangers” has the meaning assigned in First Lien Amendment No. 3.

“First Lien Amendment No. 3 Effective Date” has the meaning assigned in First Lien Amendment No. 3.

“First Lien Amendment No. 5” means Amendment No. 5 to this Agreement dated June 14, 2016.

“First Lien Amendment No. 5 Arrangers” has the meaning assigned in First Lien Amendment No. 5.

“First Lien Amendment No. 5 Effective Date” has the meaning assigned in First Lien Amendment No. 5.

“First Lien Amendment No. 6” means Amendment No. 6 to this Agreement dated November 14, 2016.

“First Lien Amendment No. 6 Arrangers” has the meaning assigned in First Lien Amendment No. 6.

“First Lien Amendment No. 6 Effective Date” has the meaning assigned in First Lien Amendment No. 6.

“First Lien Amendment No. 7” means Amendment No. 7 to this Agreement dated November 14, 2016.

“First Lien Amendment No. 7 Effective Date” has the meaning assigned in First Lien Amendment No. 7.

“First Lien Amendment No. 8” means Amendment No. 8 to this Agreement dated September 15, 2017.

“First Lien Amendment No. 8 Effective Date” has the meaning assigned in First Lien Amendment No. 8.

“First Lien Obligations” means the Obligations, any Permitted Incremental Equivalent Debt (other than any Permitted Incremental Equivalent Debt that is unsecured or is secured by a Lien on the Collateral ranking junior to the Lien on the Collateral securing the Obligations (but without regard to control of remedies)) and any Permitted Equal Priority Refinancing Debt, collectively.

“First Lien Net Leverage Ratio” means the Consolidated Net Leverage Ratio but excluding from the numerator all Indebtedness described in clause (1) of the definition of “Consolidated Total Indebtedness” other than Secured Indebtedness secured by any Lien on Collateral that is not junior or subordinated in priority to the Liens on Collateral securing the Obligations.

such Refinancing Amendment, Incremental Amendment or amendment in respect of Replacement Loans shall have become effective in accordance with the terms hereof and thereof, and each Extending Lender shall continue to be a Lender. As of the Closing Date, Schedule 2.01 sets forth the name of each Lender. As of the First Lien Amendment No. 2 Effective Date, the Lenders shall be the Revolving Credit Lenders as of the First Lien Amendment No. 2 Effective Date and the 2015-1 Term Lenders.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower Representative and the Administrative Agent.

“Letter of Credit” means any letter of credit, bank guarantee, performance bond, financial undertaking, guarantee supporting regulated business activities or similar instrument issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided, however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the applicable Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day), assuming, in the case of the 2022 Revolving Credit Facility, that clause (A) of the definition of 2022 Revolving Credit Maturity Date applies.

“Letter of Credit Report” has the meaning assigned to such term in Section 2.03(n).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $220,000,000 (provided that from and after the Maturity Date with respect to the 2019 Revolving Credit Facility, the amount in this clause (a) shall be reduced by the amount of the 2019 Revolving Credit Commitments that matured on the Maturity Date with respect to the 2019 Revolving Credit Facility) and (b) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility. Each L/C Issuer’s Pro Rata Share of the Letter of Credit Sublimit listed under the table “Letter of Credit Sublimit” on Schedule 1.01B shall be the amount listed opposite such Person’s name in such table.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any Australian PPS Security Interest, and, in the case of debt or equity securities, any purchase option, put, call, or similar right of any Person with respect to such securities; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Loan” means an extension of credit under Article II by a Lender (x) to the Borrowers in the form of a Term Loan and (y) to the Borrowers in the form of a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Refinancing Amendment, Incremental Amendment, Extension Amendment or amendment in respect of Replacement Loans, (d) First Lien Amendment No. 1 and First Lien Amendment No. 2, (e) the Guaranty, (f) the Collateral Documents, (g) the Intercreditor Agreements and (h) each Letter of Credit Application.

“Loan Increase” means a Term Loan Increase or Revolving Commitment Increase.

“Loan Parties” means, collectively, (a) each Holdings Entity, (b) each Borrower, and (c) each Subsidiary Guarantor.

“Management Fee Agreement” means the management services agreement and expense reimbursement letters, dated on or about November 5, 2014, by and among DTZ Jersey Holdings Ltd, DTZ Worldwide Limited, TPG Asia VI Management, LLC and certain other parties.

“Management Stockholders” means, as of any date of determination, (i) then current members of management (and their Controlled Investment Affiliates and Immediate Family Members) of Holdings (or a Parent Entity thereof) who are holders of Equity Interests of any Holdings Entity or any other Parent Entities on the Closing Date or will become holders of such Equity Interests in connection with the DTZ Acquisition, (ii) any member of management that become holders of such Equity Interests in connection with the CT Acquisition and (iii) any member of management that become holders of such Equity Interests in connection with the C&W Acquisition.

“Margin Stock” has the meaning set forth in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Material Adverse Effect” means any event, circumstance or condition that has had a materially adverse effect on (a) the business, operations, assets or financial condition of Holdings and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or (c) the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Loan Documents.

“Material Real Property” means any fee-owned real property owned by any Loan Party with a fair market value, as determined by the Borrower Representative in its reasonable discretion (it being understood that the Borrower Representative shall not be required to incur any expense in order to obtain appraisals or other third party valuations for the purpose of determining such fair market value), in excess of $5,000,000 on the Closing Date (if owned by a Loan Party on the Closing Date) or at the time of acquisition (if acquired by a Loan Party after the Closing Date).

“Material Subsidiary” means, as of the Closing Date and thereafter at any date of determination, each Restricted Subsidiary (a) whose Total Assets (on a consolidated basis with its Restricted Subsidiaries) as of the last day of the Test Period most recently ended on or prior to such date of determination were equal to or greater than 2.50% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.50% of the consolidated gross revenues of Holdings, the Borrowers and the Restricted Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that if at any time Restricted Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) (each such Subsidiary, an “Immaterial Subsidiary” and collectively, the “Immaterial Subsidiaries”) comprise in the aggregate more than 5.00% of Total Assets as of the last day of the Test Period most recently ended on or prior to such date of determination or more than 5.00% of the consolidated gross revenues of Holdings, the Borrowers and the Restricted Subsidiaries for such Test Period, then the Borrower Representative shall, not later than forty-five (45) days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such formerly Immaterial Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 applicable to such Subsidiary to the extent such Material Subsidiary is not otherwise an Excluded Subsidiary. Notwithstanding the foregoing, in no event shall any Borrower become an Immaterial Subsidiary.

“Maturity Date” means (i) with respect to the 2015-1 Term Loans which have not been extended pursuant to Section 2.16, the seventh anniversary of the Closing Date (the “Original Term Loan Maturity Date”), (ii) with respect to the 2019 Revolving Credit ~~Facility, to the extent not extended pursuant to Section 2.16, the fifth anniversary of the Closing Date (the “Original~~Commitments, November 4, 2019 (the “2019 Revolving Credit ~~Facility~~ Maturity Date”), (iii) with respect to any Class of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Amendment, which with respect to the 2022 Revolving Credit Commitments, shall be the 2022 Revolving Credit Maturity Date, (iv) with respect to any Other Term Loans or Other Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (v) with respect to any Class of Replacement Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Loans and (vi) with respect to any Incremental Loans (other than the 2015-1 Incremental Term Loans) or Incremental Revolving Credit Commitments (other than the Incremental Revolving Credit Commitments established in connection with 2015-1 Revolving Commitment Increase), the final maturity date as specified in the applicable Incremental Amendment; provided, in fees (including Letter of Credit fees), Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document. Notwithstanding the foregoing, (i) unless otherwise agreed to by the Borrower Representative and any applicable Hedge Bank or Cash Management Bank, the obligations of any Holdings Entity, any Borrower or any Subsidiary of Holdings under any Secured Hedge Agreement and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Guaranty only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement and any other Loan Document shall not require the consent of the holders of Hedging Obligations under Secured Hedge Agreements or of the holders of Cash Management Obligations under Secured Cash Management Agreements.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Offered Amount” has the meaning specified in Section 2.05(a)(v)(D)(1).

“Offered Discount” has the meaning specified in Section 2.05(a)(v)(D)(1).

“Offshore Associate” means an Associate (a) which is a non-resident of Australia and does not become a Lender or receive a payment in carrying on business in Australia at or through a permanent establishment of the Associate in Australia or (b) which is a resident of Australia and which becomes a Lender or receives a payment in carrying on a business in a country outside Australia at or through a permanent establishment of the Associate in that country, and, in either case, which does not become a Lender and receive payment in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme.

“OID” means original issue discount.

“Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable certificate of incorporation and constitutive or constitutional documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable certificate of incorporation and constitutive or constitutional documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

~~“Original Revolving Credit Facility Maturity Date” has the meaning specified in the definition of “Maturity Date.”~~

“Original Term Loan Maturity Date” has the meaning specified in the definition of “Maturity Date.”

“Other Applicable Indebtedness” has the meaning specified in Section 2.05(b)(ii)(A).

“Other Commitments” means Other Revolving Credit Commitments and/or Other Term Loan Commitments.

“Other Loans” means one or more Classes of Other Revolving Credit Loans and/or Other Term Loans that result from a Refinancing Amendment.

“Other Revolving Credit Commitments” means one or more Classes of Revolving Credit Commitments hereunder that result from a Refinancing Amendment.

“Other Revolving Credit Loans” means one or more Classes of Revolving Credit Loans that result from a Refinancing Amendment.

other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to Holdings’s, a Borrower’s or any Restricted Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof); provided that the DTZ Distribution shall not be considered a Restricted Payment to the extent that after giving effect to any payment in respect of the DTZ Distribution the Minimum Equity Threshold would remain satisfied as of the Closing Date; provided further that any payment of the Retained Cash Adjustment Amount (as defined in the Share Sale Agreement) required to be made by Holdings or any of its Restricted Subsidiaries pursuant to Section 9.4(a)(2) of the Share Sale Agreement shall not be considered a Restricted Payment, (ii) the prepayment, redemption, purchase, defeasance or other satisfaction prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) of Indebtedness described in clause (c), (o), (y) or (bb) of the definition of Permitted Indebtedness that is in any case secured by a Lien on Collateral that is junior to the Lien on Collateral securing the Obligations or of any Subordinated Indebtedness of Holdings, any Borrower or any Subsidiary Guarantor (collectively, “Junior Financing”) and (iii) any Restricted Investment.

“Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of Holdings (including any Foreign Subsidiary and the Borrowers except where the context otherwise requires) that is not then an Unrestricted Subsidiary; provided that upon an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary.”

“Revaluation Date” (a) with respect to any Loan or any Obligation other than an L/C Obligation, each of the following: (i) each date of a Borrowing of a Loan denominated in a Foreign Currency, (ii) each date of a continuation of a Eurodollar Rate Loan denominated in a Foreign Currency pursuant to Section 2.02, (iii) any other date that a determination of currency exchange rates is required or contemplated to be made under a Loan Document and (iv) such additional dates as the Administrative Agent shall determine or the Required Lenders for the Revolving Credit Facility shall require and (b) with respect to the issuance, amendment increasing or decreasing the amount, or payment of a Letter of Credit, such date of issuance, amendment or payment and such additional dates as an L/C Issuer shall determine.

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period, made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to each Person, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount specified opposite such Person’s name on Schedule 2.01 under the caption “2019 Revolving Credit Commitment,” “2022 Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Person becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $375,000,000 on the First Lien Amendment No. 2 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. References to the “Revolving Credit Commitments”that do not separately identify them as the “2019 Revolving Credit Commitments”or the “2022 Revolving Credit Commitments”shall be deemed to refer to the 2019 Revolving Credit Commitments and the 2022 Revolving Credit Commitments taken together.

“Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the amount of the Outstanding Amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share or other applicable share provided for under this Agreement of the Dollar Amount of the L/C Obligations and the Swing Line Obligations at such time.

“Revolving Credit Extension Request” has the meaning provided in Section 2.16(b).

“Revolving Credit Extension Series” has the meaning provided in Section 2.16(b).

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments at such time. For the avoidance of doubt, both of the 2019 Revolving Credit Facility and the 2022 Revolving Credit Facility shall constitute Revolving Credit Facilities and references to the “Revolving Credit Facility”that do not separately identify it as the “2019 Revolving Credit Facility”or the “2022 Revolving Credit Facility” shall be deemed to refer to the 2019 Revolving Credit Facility and the 2022 Revolving Credit Facility taken together.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time or, if Revolving Credit Commitments have terminated, Revolving Credit Exposure. For the avoidance of doubt, both of the 2019 Revolving Credit Lenders and the 2022 Revolving Credit Lenders shall constitute Revolving Credit Lenders.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b) and includes Revolving Credit Loans under the Initial Revolving Credit Facility, the Revolving Credit Facility, Incremental Revolving Loans, Other Revolving Credit Loans and Loans made pursuant to Extended Revolving Credit Commitments.

“Revolving Credit Note” means a promissory note of one or more Borrowers payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit B-2 hereto, evidencing the aggregate Indebtedness of such Borrower(s) to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale and Lease-Back Transaction” means any arrangement providing for the leasing by Holdings, any Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by Holdings, such Borrower or such Restricted Subsidiary to a third Person in contemplation of such leasing.

“Same Day Funds” means disbursements and payments in immediately available funds.

“Sanction(s)” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) the relevant sanctions authorities in Singapore and Australia.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent and collateral agent under the Second Lien Credit Documents, or any successor administrative agent and/or collateral agent (or other representative), as the case may be, under the Second Lien Credit Documents.

“Second Lien Credit Agreement” means that certain Syndicated Facility Agreement (Second Lien) dated as of the Closing Date by and among each Holdings Entity party thereto from time to time, the Borrowers, the lenders party thereto in their capacities as lenders thereunder, the Second Lien Administrative Agent, as agent and the other agents party thereto, as the same may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by this Agreement and the First Lien/Second Lien Intercreditor Agreement.

“Second Lien Incremental Amendment No. 2” means amendment no. 2 to the Second Lien Credit Agreement, dated as of September 1, 2015.

(a) The words “herein,” “hereto,” “hereof’ and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(b) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears.

(c) The term “including” is by way of example and not limitation.

(d) The word “or” is not exclusive.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(h) For purposes of determining compliance with any Section of Article VII, in the event that any Lien, Investment, Indebtedness, Disposition, Restricted Payment, Affiliate Transaction, Contractual Obligation, or prepayment of Indebtedness meets the criteria of one or more of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time, shall be permitted to be classified under one or more of such clauses as determined by the Borrower Representative in its sole discretion at such time.

(i) Any provision of any Loan Document relating to the required tenor, maturity or Weighted Average Life of Indebtedness (or commitments therefor) to be incurred, established, refinanced, replaced or extended shall assume (solely for such purpose) that clause (A) of the definition of 2022 Revolving Credit Maturity Date applies until such clause (B) can no longer be applicable.

SECTION 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein.

SECTION 1.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrowers severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.03 Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit at sight denominated in U.S. Dollars, Australian Dollars, Pounds, euros, Singapore Dollars or, to the extent the L/C Issuers are operationally capable of issuing Letters of Credit in such currency, New Zealand Dollars, for the account of any Borrower (provided that any such Letter of Credit may be for the benefit of any Subsidiary of Holdings; provided further that any such Letter of Credit denominated in Singapore Dollars shall not be issued for the account of the Australian Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with (b), and (2) to honor drawings under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (~~x~~w) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Lender’s Revolving Credit Commitment, (~~y~~x) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit or (z) the making of such L/C Credit Extension would cause the Outstanding Amount of L/C Obligations of such L/C Issuer to exceed the lesser of (I) the U.S. Dollar Amount opposite such L/C Issuer’s name on Schedule 1.01B and (II) the aggregate amount of the Revolving Credit Commitments ~~(~~of the Lenders (calculated as of the date of such L/C Credit Extension; provided that when calculating the aggregate amount of the Revolving Credit Commitments, to the extent the 2019 Revolving Credit Maturity Date would occur prior to the expiry date of such requested Letter of Credit, that the Revolving Credit Commitments of the Lenders are calculated as of the expiry date of such requested Letter of Credit) multiplied by the percentage opposite such L/C Issuer’s name on Schedule 1.01B. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit and C&W Letters of Credit shall constitute Letters of Credit subject to the terms hereof, and any amendments to such Existing Letters of Credit and C&W Letters of Credit shall be subject to any requirements relating to the amendments to any other Letters of Credit issued pursuant to this Agreement.

by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) the currency in which the requested Letters of Credit to be issued will be denominated; and (h) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent in writing that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower Representative and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of any Borrower (or, if applicable, any Subsidiary of a Borrower) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement times the amount of such Letter of Credit; provided that such participations in Non-Expiring Letters of Credit shall terminate as of the Letter of Credit Expiration Date ~~for the~~(a) in the case of the 2019 Revolving Credit Facility, on the 2019 Revolving Credit Maturity Date, (b) in the case of the 2022 Revolving Credit Facility, on the date set forth in clause (A) of the definition of 2022 Revolving Credit Maturity Date and (c) in the case of any other Revolving Credit Facility, on the Maturity Date applicable to such Revolving Credit Facility.

(iii) If the Borrower Representative so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the relevant L/C Issuer to prevent any such extension at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve month period to be agreed upon by the L/C Issuer and the Borrower Representative at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower Representative shall not be required to make a specific request to the relevant L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the applicable Letter of Credit Expiration Date, unless the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer; provided that the relevant L/C Issuer shall not permit any such extension if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice in writing on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Credit Lender or the Borrower Representative that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. In addition, if the Borrower Representative so requests in any applicable Letter of Credit Application, in the sole discretion of the applicable L/C Issuer and to the extent permitted by such L/C Issuer’s operational capabilities, shall agree to issue a Letter of Credit that has no expiry date (each, a “Non-Expiring Letter of Credit”); provided that such applicable Term Loans or Revolving Credit Commitments being increased, in each case, as existing on the Incremental Facility Closing Date. In any event:

(i) the Incremental Term Loans:

(A) shall rank equal in priority in right of payment and of security with the 2015-1 Term Loans and the Revolving Credit Loans under the Initial Revolving Credit Facility,

(B) shall not mature earlier than the Original Term Loan Maturity Date,

(C) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the 2015-1 Term Loans on the date of incurrence of such Incremental Term Loans (except by virtue of amortization or prepayment of Term Loans prior to the time of such incurrence),

(D) subject to clauses (e)(i)(B) and (e)(i)(C) above and clause (e)(iii) below, shall have an Applicable Rate and amortization determined by the Borrower Representative and the applicable Incremental Term Lenders, and

(E) may participate on a pro rata basis or less than pro rata basis (but, except as otherwise permitted by this Agreement, not on a greater than pro rata basis) in any mandatory prepayments of Term Loans under Section 2.05(b)(i), 2.05(b)(ii) or 2.05(b)(iii)(A), as specified in the applicable Incremental Amendment, except that the Borrowers shall be permitted to permanently repay and terminate any such Class of Term Loans on a greater than pro rata basis as compared to any other Class of Term Loans with a later Maturity Date than such Class or in connection with any Refinancing thereof with Other Term Loans.

(ii) the Incremental Revolving Credit Commitments and Incremental Revolving Loans:

(A) shall rank equal in priority in right of payment and of security with the Revolving Credit Loans under the Initial Revolving Credit Facility and the 2015-1 Term Loans,

(B) shall not mature earlier than the ~~Original~~2022 Revolving Credit ~~Facility~~ Maturity Date and shall not have any amortization payments prior to maturity,

(C) shall provide that the borrowing and repayment (except for (1) payments of interest and fees at different rates on Incremental Revolving Credit Commitments (and related outstanding Revolving Credit Loans), (2) repayments required upon the Maturity Date of the Incremental Revolving Credit Commitments, (3) repayments made in connection with any Refinancing Amendment establishing Other Revolving Credit Commitments and (4) repayment made in connection with a permanent repayment and termination of Commitments (subject to clause (E) below)) of Revolving Credit Loans with respect to Incremental Revolving Credit Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis with all other outstanding Revolving Credit Commitments existing on the Incremental Facility Closing Date,

(D) subject to the provisions of Section 2.03(m) and Section 2.04(g) in connection with Letters of Credit and Swing Line Loans, respectively, which mature or expire after a Maturity Date at any time Incremental Revolving Credit Commitments with a later Maturity Date are outstanding, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by each Lender with a Revolving Credit Commitment in accordance with its percentage of the Revolving Credit Commitments existing on the Incremental Facility Closing Date (and except as provided in Section 2.03(m) and Section 2.04(g), without giving effect to changes thereto on an earlier Maturity Date with respect to Letters of Credit and Swing Line Loans theretofore incurred or issued), waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.01, 4.02 or 4.03 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or Section 2.08 (other than pursuant to Section 2.08(b)) or any payment of fees or premiums hereunder or under any Loan Document with respect to payments to any Lender without the written consent of such Lender, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest and it being further understood that any change to the definition of “First Lien Net Leverage Ratio,” “Secured Net Leverage Ratio,” “Consolidated Net Leverage Ratio” or “Interest Coverage Ratio” or, in each case, in the component definitions thereof shall not constitute a reduction in any amount of interest; it being understood that, in the case of clause (a) immediately above and in the case of this clause (b), that any such amendment, waiver or consent that has the effect of extending or increasing the Commitment of any 2022 Revolving Credit Lender, or postponing any date scheduled for, or reducing the amount of, any payment of principal or interest or any payment of fees or premiums hereunder with respect to payments to any 2022 Revolving Credit Lender shall require the written consent of each 2022 Revolving Credit Lender;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the proviso immediately succeeding clause (i) of this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of such Lender, it being understood that any change to the definition of “First Lien Net Leverage Ratio,” “Secured Net Leverage Ratio,” “Consolidated Net Leverage Ratio” or “Interest Coverage Ratio” or, in each case, in the component definitions thereof shall not constitute a reduction in any rate of interest; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(d) except as contemplated by clause (c) in the sentence immediately after the proviso immediately succeeding clause (i) of this Section 10.01, change any provision of this Section 10.01 or the definition of “Required Lenders,” “Required Facility Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender directly and adversely affected thereby;

(e) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees of the Guarantors, without the written consent of each Lender;

(g) amend, waive or otherwise modify any term or provision (including the waiver of any conditions set forth in Section 4.02 as to any Credit Extension under one or more Revolving Credit Facilities) which directly affects Lenders under one or more Revolving Credit Facilities and does not directly affect Lenders under any other Facilities, in each case, without the written consent of the Required Facility Lenders under such applicable Revolving Credit Facility or Facilities with respect to Revolving Credit Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); provided, however, that the waivers described in this clause (g) shall not require the consent of any Lenders other than the Required Facility Lenders under the applicable Revolving Credit Facility or Facilities (it being understood that any amendment to the conditions of effectiveness of Incremental Commitments set forth in Section 2.14 shall be subject to clause (i) below);